Exhibit 99.1

Revolutionizing Commercial Vehicle Electrification Analyst Day - April 8, 2021

Disclaimer This presentation (together with oral statements made in connection herewith, the “ Presentation ”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “ Business Combination ”) between ArcLight Clean Transition Corp. (“ ArcLight ”) and Proterra Inc. (“ Proterra ” or the “ Company ”).. The information contained herein does not purport to be all - inclusive and none of ArcLight, the Company nor any of their respective subsidiaries, stockholders, shareholders, affiliates, representatives, control persons, partners, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein for any purpose or to make any decision. . To the fullest extent permitted by law, in no circumstances will ArcLight, the Company, or any of their respective subsidiaries, stockholders, shareholders, affiliates, representatives, control persons, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company or the Business Combination. Use of Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions; neither the Company, ArcLight nor their representatives or affiliates assumes any responsibility for updating this Presentation based on facts learned following its use. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source and none of ArcLight or the Company, nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Forward - Looking Statements Certain statements in this Presentation may be considered forward - looking statements. Forward - looking statements generally relate to future events or ArcLight’s or the Company’s future financial or other performance metrics. For example (and without limitation), statements concerning the following include forward - looking statements: summary financial forecast; projections of operating performance, revenues, gross margin, expenses, capital expenditures, total cost of goods sold, gross (loss) profit; estimates and projections regarding future manufacturing capacity; projections and estimates of market opportunity and market share; future profitability; the Company’s business plan; market acceptance of the Company’s offerings, the Company’s ability to further attract, retain, and expand its customer base; the Company’s ability to timely and effectively scale its production and manufacturing processes; the Company’s ability to develop new products and services and bring them to market in a timely manner; the Company’s expectations concerning relationships with strategic partners, suppliers, and other third parties; the Company’s ability to maintain, protect, and enhance its intellectual property; future acquisitions, ventures or investments in companies or products, services, or technologies; the Company’s ability to attract and retain qualified employees; continuation of favorable regulations and government incentives affecting the markets in which the Company operates; the proceeds of the Business Combination and the Company’s expected cash runway; and the potential effects of the Business Combination on Arclight and the Company. In some cases, you can identify forward - looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and the Company and its management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in ArcLight’s final prospectus relating to its initial public offering, dated September 22, 2020, and other filings with the Securities and Exchange Commission (SEC), as well as factors associated with companies, such as the Company, that are engaged in commercial electric vehicle technology, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; macroeconomic conditions related to the global COVID - 19 pandemic; trends with respect to government funding for public transit; the willingness of corporate and other public transportation providers to adopt and fund the purchase of electric vehicles for mass transit; expected adoption of electrification technologies for commercial vehicles; the size and growth of the market for alternative energy vehicles in general and medium - and heavy - duty electric vehicles, including transit buses and other commercial vehicles, in particular; the effects of increased competition; the ability to stay in compliance with laws and regulations that currently apply or become applicable to the commercial electric vehicle technology business and government contractors; the failure to realize the anticipated benefits of the Business Combination; the amount of redemption requests made by ArcLight’s public stockholders; the ability of the issuer that results from the Business Combination to issue equity or equity - linked securities or obtain debt financing in connection with the Business Combination or in the future. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither ArcLight nor the Company undertakes any duty to update these forward - looking statements. Use of Projections This Presentation contains projected financial information with respect to Proterra. Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither ArcLight’s nor the Company’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. In preparing and making certain forward - looking statements contained in this presentation, Proterra and ArcLight made a number of economic, market and operational assumptions. Notably, statements regarding the Company’s 2025 vision, and summary financial forecast are, without limitation, subject to material assumptions regarding the Company’s ability to economically manufacture and distribute its products at scale and meet its customers’ business needs, the Company’s ability to successfully execute its growth strategy, the Company’s ability to maintain required strategic supply arrangements, rates of adoption of battery electric vehicles by customers in the markets in which the Company operates, and continuation of favorable regulations and government incentives affecting the markets in which the Company operates. The Company cautions that its assumptions may not materialize and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. I N T R O D U C T I O N 2 April 8, 2021

Disclaimer (Cont’d) Additional Information In connection with the proposed Business Combination, ArcLight s filed on February 2, 2021 with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement/prospectus of ArcLight, and after the registration statement is declared effective, ArcLight will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. ArcLight’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, ArcLight and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of ArcLight as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ArcLight Clean Transition Corp., 200 Clarendon Street, 55th Floor, Boston, MA 02116. Financial Information Certain of the financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the registration statement filed by ArcLight and Proterra with the SEC. Participants in the Solicitation ArcLight, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from ArcLight’s shareholders with respect to the proposed Business Combination. A list of the names of ArcLight’s directors and executive officers and a description of their interests in ArcLight is contained in ArcLight’s final prospectus relating to its initial public offering, dated September 22, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to ArcLight Clean Transition Corp., 200 Clarendon Street, 55th Floor, Boston, MA 02116. Additional information regarding the interests of the participants in the solicitation of proxies from ArcLight’s shareholders with respect to the proposed Business Combination will be contained in the definitive proxy statement/prospectus for the proposed Business Combination when available. No Offer or Solicitation This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Trademarks and Trade Names Proterra and ArcLight own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with the Company or ArcLight, or an endorsement or sponsorship by or of the Company or ArcLight. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company or ArcLight will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Summary of Contracts Insofar as this Presentation contains summaries of existing agreements and documents, such summaries are qualified in their entirety by reference to the agreements and documents being summarized. I N T R O D U C T I O N 3 April 8, 2021

I N T R O D U C T I O N S i gn i f i c an t TAM Profitable Growth Financial Profile Di f f e r en t i a ted Technology R ea l - W o rl d Validation Our Mission Advancing Electric Vehicle Technology to Deliver the World’s Best Performing Commercial Vehicles I n n o v a t i o n DNA 4 April 8, 2021

Proterra Overview 5 April 8, 2021 Who We Are P R O T E R R A

P R O T E R R A O V E R V I E W Proterra’s Business Is Built Around Our Battery and Drivetrain Technology 6 April 8, 2021 High - Performance Batteries, Drivetrains and High Voltage Systems & Components for Heavy - Duty Applications

P R O T E R R A O V E R V I E W Proterra Transit: North America’s #1 Electric Transit Bus OEM 7 April 8, 2021 The Initial Application of Our Technology Was in Our Flagship North American Transit Bus Market

P R O T E R R A O V E R V I E W Proterra Powered: Battery & Drivetrain Supplier to Commercial Vehicle OEMs 8 April 8, 2021 Providing our Technology to Other Commercial Vehicle Segments Is a Much Larger, Capital - Efficient Opportunity

P R O T E R R A O V E R V I E W Proterra Energy: Fleet Charging & Energy Management Solutions 9 April 8, 2021 1. Through December 31, 2020 Additional Upside and Opportunity Evolved Out of Our Unique Insights into Fleet Charging’s Underserved Needs

P R O T E R R A O V E R V I E W Integrated Technology Ecosystem Enables Optimized Product Offering 10 April 8, 2021 Electrification Platform Provides Continuous Iteration and Improvement as well as Product Validation

April 8, 2021 P R O T E R R A O V E R V I E W 1 1 1. Over 600 vehicles on the road and over 450 vehicles in backlog as of December 2020 2. Includes commercial vehicles and charging; refer to Index on page 66 for additional information 3. From 2010 to 2019; refer to Index on page 66 for additional information 4. Versus diesel; refer to Index on page 66 for additional information 5 4 3 2 1 Integrated Technology Ecosystem Proven, Real - World Validation S i g n i f i c a n t A d d r e ss a b l e Market Today Strategic Partnerships Premier Strategic and Financial Investors ~$260Bn+ Global Commercial Electric Vehicle Market 2 ~85% Decline in Electric B a t t e r y Co s t s 3 Proven Track Record and Solid Foundation for Growth 1,000+ V ehi c l e s Sold 1 ~18M Real - World S e r v i ce M i le s 300 MWh Batteries P r odu c e d 46 MW C h a r g i n g Installed 6 Real Revenue, Rapid Growth, Clear Visibility ~40% Lower Vehicle O pe r a t i n g C o s t s 4 100% Zero Emissions by 2050 1 5 St a te Ta r ge t s 5 5. Medium - duty and heavy - duty truck market; refer to Index on page 66 for additional information 6. As of December 2020; represents Proterra Transit backlog and Proterra Powered orders signed and under advanced negotiation 68% ’20 - ’25E Revenue CAGR $750MM+ O r de r s an d B a c k lo g 6 25% ’ 2 5 E G r o ss Margin $197MM ’20 Revenue

April 8, 2021 P R O T E R R A O V E R V I E W 1 2 Battery - Electric Is Projected to Dominate Medium - Duty and Be Large Player in Heavy - Duty The Dawn of Commercial Vehicle Electrification Has Arrived 0% 20 2 0 20 22 20 2 4 20 26 20 2 8 20 3 0 20 3 2 20 3 4 20 3 6 20 3 8 20 4 0 25% 50% 75% 10 0 % Morgan Stanley Forecasts for Commercial Vehicle Battery Electric Penetration 4 N o r th A m e r i c a n Medium - Duty 7 4 % European M e d i u m - D u t y 9 0 % N o r th A m e r i c a n Heavy - Duty 3 0% 1. Versus diesel; refer to Index on page 66 for additional information 2. From 2010 to 2019; refer to Index on page 66 for additional information 3. Medium - duty and heavy - duty truck market; refer to Index on page 66 for additional information 4. Morgan Stanley forecasts from March 2, 2021 report, “Mapping Alternative Powertrain Adoption” Total cost of ownership is crossing the tipping point: • 40% lower fuel/maintenance costs 1 • 85% decline in battery costs 2 Government / corporate targets are tightening: • 15 states: 100% zero - emission trucks by 2050 3 • Fed - Ex: 100% electric vehicles by 2030 • Amazon: 50% zero carbon shipments by 2030 • UPS: 12% lower ground emissions by 2025

PROTERRA OVERVIEW

PROTERRA

Continued Momentum in the First Quarter of 2021

New Deals Since ArcLight Announcement Demonstrate Continued Progress Towards Our 2025 Targets

3 New OEM Partnerships

- KOMATSU: Strategic collaboration to develop an optimal battery for electric excavators
- VOLTA TRUCKS: Up to tens of thousands Class 7 delivery trucks per year
- LIGHTNING eMOTORS: Up to 3,000 Class 3 delivery vans by 2023

326 Electric School Buses

- Ordered by Montgomery County Public Schools and Highland Electric in the largest single procurement of electric school buses in North America
- Includes Proterra Powered's 226 kWh batteries and drivetrains as well as Proterra Energy charging solutions

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PROTERRA OVERVIEW

Biden's Jobs Plan

Proterra Provides Potential Solutions to Help Achieve the Electrification Targets of the American Jobs Plan

PROTERRA POWERED

~100,000
school buses electrified



PROTERRA TRANSIT

50,000
diesel transit vehicles replaced


BATTERY ELECTRIC

PROTERRA ENERGY FLEET SOLUTIONS

500,000
EV Chargers



PROTERRA

"To spur domestic supply chains from raw materials to parts… and support American workers to make batteries and EVs"



Note: Numbers cited are overall goals set forth in the American Jobs Plan. The American Jobs Plan's EV charging goals includes passenger vehicle charging, while Proterra's solution is directed to commercial vehicle fleet charging only

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April 8, 2021 Battery Cell Supply Secured through 2022 P R O T E R R A O V E R V I E W 1 5 In Discussions to Invest in Domestic Cell Manufacturing to Lock - in Long - Term Supply x End - market analysis in 2018 spurred internal initiative to secure long - term battery cell supply x Contract with LG Energy Solutions ensures cell supply at competitive prices through a critical growth phase x Active discussions to partner on an investment in U.S. - based cell manufacturing

April 8, 2021 P R O T E R R A O V E R V I E W 1 6 Strategically Positioned for a Total Addressable Market of ~$260 Billion ~$37 Billion Global Commercial Vehicle Charging Investment 2 C urren t Proterra Vehicle C a t e gor i e s ~$225 Billion Global Commercial Vehicle Powertrain Market 1 ~4.4 Million Vehicles 1 40 TWh Annual Energy Need by 2030+ 2 1. Estimated 2023 addressable market and number of vehicles for long - haul, medium - duty, construction / mining and buses; refer to Index on page 66 for additional information 2. Estimated 2030 addressable market and energy need excluding passenger cars; refer to Index on page 66 for additional information

PROTERRA OVERVIEW

PROTERRA

Commercial Vehicle Batteries Must Overcome Significant Technical Challenges

Proterra's Battery Technology Is Optimized to Excel on the Factors Most Critical to Commercial Vehicles

Life
- 4,000 cycles
- Designed to outlast the 12-year life of a vehicle

Safety
- ISO 26262
- Passive propagation resistant

Energy Density
- Maximizes passenger/cargo capacity
- Increases range and vehicle efficiency



Reliability
- Extended 12-year warranty
- Ballistic-grade enclosure

Manufacturability
- 675 MWh capacity
- GWh per 50k sq. ft.

Cost
- Compelling TCO today
- <$20M Capex per GWh

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PROTERRA OVERVIEW

PROTERRA POWERED | PROTERRA TRANSIT | PROTERRA ENERGY

PROTERRA

Proterra Powered Technology Spans the Electric Drivetrain Ecosystem

Range of Offerings from Battery Supply to Complete Powertrain Integration to Seamlessly Electrify Vehicles

Partnership Model	Offering Provided to OEMs: Battery System	Offering Provided to OEMs: EV Components	Offering Provided to OEMs: High Voltage Systems & Controls	Offering Provided to OEMs: Drivetrain	Existing Commercial Vehicle Segments Served
End-to-End Powertrain					 PROTERRA TRANSIT Transit Bus DAIMLER School Bus
Energy System Integration					 DAIMLER Stepvan
Battery / EV Components					 KOMATSU Excavator BusTech Group Transit Bus VANHOOL Coach Bus
Battery Supply					 VOLTA TRUCKS Class 7 Truck LIGHTNING MOTORS Class 3 Van OPTIMAL-EV Shuttle Bus

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PROTERRA OVERVIEW

PROTERRA

Modular, Scalable Manufacturing Enables Expansion at Customer Sites

Advanced R&D, 81 Patents, and Manufacturing Capabilities In-Place and At-Scale

Demonstrated Ability to Efficiently Scale Capacity


BATTERY MANUFACTURING

Los Angeles Battery Factory Is a Template for Future Sites

- ✓ Rapid Deployment: Built in under 12 months
- ✓ Cost Effective: Sub-$20MM invested, 50K sq. ft. per GWh
- ✓ Automated: ~50% labor cost reduction
- ✓ Replicable: Template for co-location at customer sites

Established Footprint in Technology and Manufacturing Hubs

	Product	Year Opened	Max. Annual Capacity
 Los Angeles, CA	Battery	2020	675 MWh [1]
	Bus	2017	280 Vehicles
 Burlingame, CA	Battery	2017	345 MWh [2]
 Greenville, SC	Bus	2011	400 Vehicles

Since 2017 | 86% Reduction in Battery Unit Cost | 55% Reduction in Labor and Overhead [3]

1. Represents capacity of our newest-generation 2170 cells
2. Represents capacity of our prior-generation 18650 cells
3. Per Bus

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PROTERRA OVERVIEW

PROTERRA

Proterra Provides a More Complete Solution than Its Battery Competitors

Vertically-Integrated Portfolio and First-Hand Vehicle and Charging Experience Provide Distinct Advantage

	PROTERRA	U.S.-Based Competitor	Europe-Based Competitor	China-Based Competitor
Complete Drivetrain Offering	✓	✗	✓	✗
Vehicle Integration Expertise and Experience	✓	✗	✗	✗
Integrated Fleet-Level Charging Solutions	✓	✗	✗	✗
Domestic U.S. Production (Buy America-eligible)	✓	✓	✗	✗
Modular Manufacturing	✓	✗	✗	✗

Our Integrated Role throughout the Electrification Eco-System Enhances Our Offering and Is Difficult to Replicate

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PROTERRA OVERVIEW
PROTERRA TRANSIT ENERGY

Daimler Strategic Partnership Validates Our Technology in Multiple Segments

World's Largest Commercial Vehicle Manufacturer is a Customer and Investor

DAIMLER

Seven Iconic Commercial Vehicle Brands Under One Roof

- World's largest commercial vehicle manufacturer with unmatched global scale
- ~$50 billion in annual revenue and ~520,000 annual vehicles sold [1]

Meaningful Shareholder and Senior Executive Commitment

- In September 2018, Daimler Trucks & Buses co-led investment in Proterra
- Anchor investor in the current $415MM PIPE



Jochen Goetz
Head of Finance & Controlling, Daimler Trucks & Buses
Proterra Director

Sizable, Existing Commercial Agreements



- ✓ Deliveries expected to begin in 2021
- ✓ Existing Industry Fleet in U.S.: 300,000+ vehicles [2]



- ✓ In production since Q2 2020
- ✓ Existing Industry Fleet in U.S.: 480,000+ vehicles [3]

1. Fiscal Year 2019
2. Refer to Index on page 66 for additional information
3. Refer to Index on page 66 for additional information

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PROTERRA OVERVIEW

PROTERRA

Public Company-Ready Leadership Team and Board

Leadership Team

Name	Title	Prior Experience	
Jack Allen	Chief Executive Officer	NAVISTAR	valspar
Amy Ard	Chief Financial Officer	AVG, PCC Precision Castparts Corp.	pwc
Dustin Grace	Chief Technology Officer	TESLA	HONDA
Josh Ensign	Chief Operating Officer	TESLA	Honeywell
JoAnn Covington	Chief Legal Officer	EA	rocketfuel
Gareth Joyce	President, Proterra Powered & Energy	DELTA	Mercedes-Benz
Rick Huibregtse	Sr. VP, Engineering	Remy	DELPHI
John Walsh	Sr. VP of Sales	REV Vehicles for life	Davey Coach

Board of Directors

Name	Title	Affiliations	
Jack Allen	Chairman	NAVISTAR	valspar
Ryan Popple	Director	TESLA	KPCB
Jochen Goetz	Director	DAIMLER	
Constance Skidmore	Director	pwc	
Mike Smith	Director	Constellation	
Brook Porter	Director	G2VP	KPCB
Jeannine Sargent	Director	flex	oerlikon
Jake Erhard	Director Nominee	ARCLIGHT	Schroders

April 8, 2021

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Proterra Business Units 23 April 8, 2021 How We Win P R O T E R R A

P R O T E R R A B U S I N E S S U N I T S Lower Cost of Ownership Wins • Charging hardware • Design & installation • Ongoing energy usage • Battery cost/kWh • Drivetrain efficiency • Degradation and lifespan • Fuel efficiency • Uptime • Maintenance costs 24 April 8, 2021

Battery Cost Declines Are Tipping the TCO Scales for Electric Trucks & Buses P R O T E R R A B U S I N E S S U N I T S Total Cost of Ownership Is Increasingly a Critical Driver of Commercial Vehicle Demand Beyond Regulation Transit Buses Can Offer TCO Advantage vs. Diesel Today School Bus TCO Can Be Significantly Higher with V2G Benefits Lawrence Berkeley National Laboratory Study Forecasts Electric Long - Haul Trucks Will Have 50% Lower TCO than Diesel by 2030 2020 2025 1. Electric transit bus assumes 40k miles/year and 12 - year life, 2.5 kWh usable energy per mile, $0.12/kWh electricity price, $0.50/mile maintenance costs, and ~65% price premium; 2025 assumes (30 - 40%) reduction in battery cost, ~(5%) reduction in vehicle price, 2. Electric stepvans assume 20k miles/year and 15 - year life, 1.6 kWh usable energy per mile, $0.12/kWh electricity price, $0.40 mile maintenance costs, and ~100% price premium vs. diesel; 2025 assumes (30 - 40%) reduction in battery cost and (15 - 20%) reduction in vehicle price 3. Diesel parity assumes fuel costs of $3/gallon; diesel transit bus assumes 40k miles/year and 12 - year life, 3.3 mpg, and $1.00/mile maintenance costs; diesel stepvan assumes 20k miles/year and 15 - year life, 10 mpg, and $0.60/mile maintenance costs; 2025 assumes 5% increase in vehicle price TCO vs. Diesel Diesel Pa rity 3 % Wo rs e % B e t t e r Electric S t e p va ns 2 Electric Transit Bus 1 + 17% ( 4% ) + 7% + 14% 2020 2025 4. Vehicle to grid assumes additional net benefit of ~$5k per year per vehicle, approximately one - third of the V2G revenue potential of ~$15k per electric school bus estimated by a 2014 University of Delaware study, “A Cost Benefit Analysis of a V2G - Capable Electric School Bus Compared to a Traditional Diesel School Bus” 5. Electric school bus assumes 13.5k miles/year and 15 - year life, 1.6 kWh per mile, $0.12/kWh electricity price, $0.40/mile maintenance costs, and ~170% price premium; 2025 assumes (30 - 40%) reduction in battery cost and (15 - 20%) reduction in vehicle price 6. Diesel parity assumes 13.5k miles/year and 15 - year life, fuel costs of $3/gallon, 7.5 mpg, and $1.10/mile maintenance costs; 2025 assumes 5% increase in vehicle price TCO vs. Diesel Diesel Pa rity 6 % Wo rs e % B e t t e r Electric School Buses w/No V2G 5 Electric School Buses w/V2G 4 ( 8% ) 25 April 8, 2021 + 8% + 8% + 23 % Note: All analyses assume 5% discount rate and do not incorporate energy infrastructure costs or demand charges nor incentives or carbon credits

PROTERRA BUSINESS UNITS

Short-Haul Segments Offer Large and Viable Electrification Opportunity Today

Vehicles with High Mileage, Low Fuel Efficiency, and Fixed Depot-Based Routes Are Ideal for Electrification


Annual Unit Volumes
>5k
>35k
>50k
>75k
>90k
>100k
>140k
>300k
North American Transit Bus
North American School Bus[2]
International Bus + North American Coach Bus[3]
European Medium-Duty Trucks[4]
North American Straight Class 8 Trucks[5]
North American Cutaway Chassis[6]
North American Medium-Duty Trucks[7]
Global Excavators[8]

	North American Transit Bus	North American School Bus	International Bus + North American Coach Bus	European Medium-Duty Trucks	North American Straight Class 8 Trucks	North American Cutaway Chassis	North American Medium-Duty Trucks	Global Excavators
Miles Traveled Per Year [1]	~40k	12k-15k	~40k	20k-30k	10k-25k	12k-30k	12k-20k	NM
Gross Weight (lbs.)	30k-45k	~30k	50-55k	14k-32k	33k+	10k-16k	14k-32k	14k-90k+

1. Refer to Index on page 66 for sources
2. School Bus Fleet (2018): Type C and D school buses only
3. Freedonia (2019): International includes transit and coach buses in Europe, Australia, and Japan
4. LMC Automotive (2019)
5. Allison Transmissions (2019)
6. Ford Authority and Good Car Bad Car: Cutaway chassis includes Ford E-Series, Ram Promaster, GMC Savana and includes applications including cargo vans, shuttle buses, Type A school buses
7. LMC Automotive (2019). Excludes school bus and cutaway chassis broken out separately
8. Cummins (2020)

April 8, 2021

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P R O T E R R A B U S I N E S S U N I T S 2 7 Proterra Powered Overview April 8, 2021 Providing the Performance, Lifespan and Costs Required for Heavy - Duty Fleet Electrification

PROTERRA BUSINESS UNITS
PROTERRA POWERED ENERGY TRANSIT
PROTERRA

Outsourcing Likely to Remain a Major Component of OEMs' Battery Strategies

OEMs Typically Outsource Most, if Not All, Diesel/CNG Powertrains Across Most Commercial Vehicle Segments Already


Transit & School Buses [1]
Cutaway Chassis [2]
Straight Class 8 Trucks [3]
Medium-Duty Trucks [4]
Excavators [5]
100%
100%
<25%
>75%
25%
75%
>15%
<85%
3rd-Party Supplier
Vertically-Integrated

Three Critical Elements of the Value that Proterra Powered Provides to OEMs in their Electrification Initiatives

① **Technology** leadership	② **Speed** to market	③ **Scale** and **Flexibility**

1. North American market. Based on product spec sheets from New Flyer, Nova Bus, Bluebird, Navistar, and Thomas Built Buses
2. North American market. While cutaway chassis include powertrains produced by "first-stage" manufacturers, they are by definition sold to "second-stage" manufacturers who build bodies on top of them
3. North American market. Based on Allison Transmission's 2019 and 2020 market share
4. Based on Cummins' reported share of the North American medium-duty market in 2020
5. Based on Cummins' reported share of the global excavator market in 2020

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PROTERRA BUSINESS UNITS
PROTERRA POWERED ENERGY TRANSIT

PROTERRA

Initial Partnerships Established a Foundation for our Growth

OEM Partner	Thomas BUILT BUSES	VANHOOL	BusTech Group	OPTIMAL-EV
Model	 *Saf-T-Liner C2 Jouley*	 *CX45E*	 *ZDI-P450*	 *E1*
Applications Served	School buses (Type C)	Commuter coach buses	Transit buses (Australia)	Cutaway chassis
Vehicle Class	Class 7	Class 8	Class 8	Class 4
Battery Size	226 kWh	676 kWh	452 kWh	113 kWh
Range	up to 135 miles	up to 310 miles	up to ~200 miles	up to 125 miles
Production Volumes	Deliveries began in Q2 2020	First deliveries in 1H 2021	Initial production targeted for 2021	Initial production targeted for 2021

April 8, 2021
29

P R O T E R R A B U S I N E S S U N I T S OEM Partner Model Volta Zero MT50e Transit Van Hydraulic Excavator Applications Served Last - Mile Urban Delivery Step Vans Cargo vans, ambulances, shuttle buses 10 – 20 ton Vehicle Class Class 7 Class 4 - 6 Class 3 Construction Equipment Battery Size 225 kWh 226 kWh Confidential Confidential Range up to 125 miles > 125 miles up to ~200 miles NM Production Volumes First deliveries targeted for 2022 Initial production targeted for 2021 Initial production of ~100 in 2021; Targeting ~3k in 2023 First prototype in 2021; commercial production planned for 2023 - 24 New Partnerships Have Expanded into Truck and Off - Highway Categories 30 April 8, 2021

P R O T E R R A B U S I N E S S U N I T S Proterra Energy Overview 31 April 8, 2021 Reducing Commercial Fleets’ Friction in Adopting Charging Infrastructure

PROTERRA BUSINESS UNITS
PROTERRA POWERED | PROTERRA ENERGY | PROTERRA TRANSIT

PROTERRA

Proterra Energy: Commercial Vehicle Charging is Challenging and Underserved

$37Bn of Annual Investment Expected in Global Charging Infrastructure by the End of the Decade [1]







Charging is Key to Electrify Commercial Vehicle Fleets…

High Power Needs	• Hundreds of vehicles per depot, each requiring 75 – 300 kW of charging power • Peak power of up to ~30 MW per depot, multiples of typical interconnection
Continuous Service	• Commercial vehicles operate every day, with consistently high charging needs • 99%+ uptime is expected, reliability is a must even with untrained operators
Operational Constraints	• Must conform to existing high-density fleet yard layouts • Must support grid stability • Must seamlessly integrate into normal-course operations

…and Represents a Large, Underserved Market

Fleet Depots	• Over 1.4MM vehicles managed by US fleet operators [2] • Focus: lowering TCO across vehicles and chargers
En-Route Top-Ups	• Over 300,000 truck parking spaces across the U.S. [3] • Focus: integration with existing infrastructure
Destination Charging	• Over 250,000 warehouses in the U.S. [4] • Focus: integration of charging with logistical activities

Significant Market Opportunity Requiring a Multidisciplinary Approach

1. Refer to Index on page 66 for additional information
2. Refer to Index on page 66 for additional information
3. Refer to Index on page 66 for additional information
4. Refer to Index on page 66 for additional information

April 8, 2021

32

P R O T E R R A B U S I N E S S U N I T S Proterra Energy: Pioneering High - Power, Fleet - Scale Charging Solutions Early Leadership in Electric Buses Has Provided First - Mover Advantage in Commercial Vehicle Fleet Charging 4 .3 2 .5 2 .4 2 .0 1 .8 1 .6 1 .5 1 .5 1 .4 1 .3 1 .3 1 .1 1 .1 1 .1 MW Charging Installed 15 customers with >1 MW charging installed 46 MW charging infrastructure installed 45 0 + charging infrastructure installed > 80% Transit customers have purchased our charging solutions 13% of 2020 revenue 33 April 8, 2021

PROTERRA BUSINESS UNITS

PROTERRA POWERED | PROTERRA ENERGY | TRANSIT

PROTERRA

Proterra Energy: Integrated Fleet Charging Solutions

Charging Modeling, Hardware, Installation, and Management Provide an End-to-End Solution


PROTERRA





Engineered Planning → Energy Sourcing → Storage / Resiliency → Charging Infrastructure → Energy Management → Reuse / Recycling

- Fleet modeling & planning
- Utility interface
- Turnkey infrastructure installation
- Project management
- EaaS financing & battery leasing

- High density behind-the-fence solutions
- Medium voltage interface
- Energy storage integration capability
- Exclusive partnership with:

POWER ELECTRONICS®

- In-house developed SaaS platform
- Fleet monitoring
- V2G DERMS integration

PROTERRA APEX™

- 2nd life battery fleet expansion
- Agreement with recycling leader Redwood Materials

REDWOOD MATERIALS

April 8, 2021

34

PROTERRA BUSINESS UNITS
PROTERRA POWERED | PROTERRA ENERGY | TRANSIT

Proterra Energy: Apex Software Aims to Optimize Charging & Energy Usage






Unmanaged Charging Model
Managed Charging Model
BUS & CHARGER SCHEDULE
POWER DEMAND ON GRID
Bus
In Operation
Charging
Scheduled Maintenance
Power (kW)
Demand charge threshold
Demand charge threshold

	Unmanaged Charging Model	Managed Charging Model
Hypothetical project cost:	$17.4 M	$9 M
Max. power demand:	5 MW	1.3 MW
# of 150 kW chargers:	45	12

April 8, 2021
35

PROTERRA BUSINESS UNITS

Proterra Energy: Vehicle-to-Grid Platform Unlocks New Revenue Opportunities


PROTERRA APEX
CLOUD ENERGY MANAGEMENT
Vehicle Data
(kWh, miles, SOH)
Command & Schedule
Charge Session Metrics
Charge Session Metrics
Command Charge/Discharge
Distributed Energy Resource Management System
Mobile Energy Storage
Bi-Directional
Power Flow (DC)
Bi-Directional Charger
Bi-Directional
Power Flow (AC)
Electrical Grid
PROTERRA POWERED
PROTERRA ENERGY FLEET SOLUTIONS
ENERGY PROVIDER
Initial Customers:
Dominion Energy
Beverly, Massachusetts
Data
Energy

Proterra Vehicle-to-Grid Applications Can Transform Electric Vehicles Into Utility Grid Assets and Lower TCO

April 8, 2021
36

PROTERRA BUSINESS UNITS
PROTERRA POWERED | PROTERRA ENERGY FLEET SOLUTIONS | PROTERRA TRANSIT

PROTERRA

Proterra Energy: Eliminating the Friction to Electric Fleet-Scale Charging

Efficient Charging and Energy Management Solutions Can Lower the Total Cost of Ownership of Electrification

PROTERRA ENERGY™ FLEET SOLUTIONS

Fleet Charging Constraint

Capital Costs	Compatibility	Spatial	Energy Costs
• Reduction in chargers per vehicle of 50%+ • Eliminates need for switchgear and transformer upgrades	• Charges Proterra and other electric vehicles • Compliance with SAE universal standards; CCS1 industrial dispenser • Universal plug-in and pantograph options	• Only ~1,100 sq. ft. per MW of charging • 34% reduction in equipment square footage	• Optimizes charge scheduling and control • Minimizes utility demand charges

Our Proprietary Software Algorithms Analyze Fleets and Utility Rates to Optimize Scheduling and Charging

April 8, 2021

37

P R O T E R R A B U S I N E S S U N I T S Proterra Transit Overview 38 April 8, 2021 Validating our Technology with a Purpose - Built Vehicle in the Segment Early to Electrify

April 8, 2021 P R O T E R R A B U S I N E S S U N I T S 3 9 1. Refer to Index on page 66 for additional information 2. Reflects seven North American city and state mandates (California, NYC, Toronto, Chicago, Seattle, Minneapolis and Miami); refer to Index on page 66 for additional information 3. NFI Group’s active North American transit bus bid universe; refer to Index on page 66 for additional information 4. Refer to Index on page 66 for additional information P r o te r r a C ust o m er Proterra Transit: North American Bus Market Is Rapidly Electrifying 50% 2% 2017 2018 2019 2020 2021 2022 2023 2024 2025 25K+ North American Buses Must be 100% Zero Emission by 2040 2 Zero Emission Buses Now 26% of Active Bid Universe 3 130+ Communities in 43 States and Provinces Choose Proterra Frost & Sullivan Project 50% Electric Penetration by 2025 1 Proterra’s Customers Operate Over 30% of the N.A. Transit Bus Fleet 4 % of Total North American Bus Market (Annual Sales) $ 4 50MM + Cumulative Revenue 450+ Vehicles in Backlog 600+ Vehicles on the Road

PROTERRA BUSINESS UNITS
PROTERRA POWERED | PROTERRA ENERGY | PROTERRA TRANSIT

Proterra Transit: North America's #1 Electric Transit Bus OEM

Battery/Drivetrain Technology Has Driven Leadership in Flagship Validation Market with 50%+ Market Share[1]


LONGEST RANGE
BATTERY ELECTRIC
PROTERRA
ZX5
5th GENERATION | CLEAN & QUIET

Purpose-Built Electric Transit Bus Technology Platform

Proven Validation
- 50% Market Share
- 18 Million Real-World Service Miles
- 10+ Year Vehicle Service Track Record
- Successfully Completed 8 Altoona Tests

Superior Performance
- Long Range
- High Fuel Efficiency
- Faster Acceleration than diesel
- Greater Horsepower than diesel

Significant Savings
- Low Operating Costs
- High Uptime
- Zero Tailpipe Emissions

1. 2012-2019 Proterra electric transit bus market share in North America; refer to Index on page 66 for additional information

April 8, 2021
40

PROTERRA BUSINESS UNITS

PROTERRA ENERGY TRANSIT

PROTERRA

Customer Case Studies in Fully Integrated Proterra Solutions

ETS Edmonton Transit System

Electric Bus, Charging Infrastructure and Charge Management Software


Edmonton Transit Service

Deployment

- Proterra Transit: 40 electric transit buses
- Proterra Powered: 660 kWh batteries and DuoPower drivetrains
- Proterra Energy: 4.3 MW of charging hardware



Customer Highlights

- ✓ Fully integrated charging solutions
- ✓ First-of-its-kind depot layout and software control systems
- ✓ Optimizes scheduling while lowering demand charges

Dominion Energy

Batteries, Drivetrains, Vehicle Controls, and V2G Services



Deployment

- Proterra Powered: End-to-end electric powertrains for 50 Thomas-built school buses
- Proterra Powered: 220 kWh batteries, drivetrains and vehicle controls
- Proterra Energy: Charging infrastructure and V2G services


PROTERRA

Customer Highlights

- ✓ Dominion Energy is seeking state approval for additional 1,000+ electric school buses over next 5 years
- ✓ Bus batteries utilized as grid resource
- ✓ Provides backup power, stabilization and load shifting

April 8, 2021

41

Proterra T e c h n o l o g y 42 April 8, 2021 Why We Win P R O T E R R A

PROTERRA TECHNOLOGY

PROTERRA

Proterra's Innovation DNA



Deep and Diversified Engineering Expertise

- Core engineering team has deep automotive battery engineering experience and dedication to first-principles engineering
- Expertise across multiple engineering disciplines: mechanical, electrical, chemical, software

Strong Professional Backgrounds with Industry Leaders

TESLA · Apple · HONDA · BOSCH · GM · Bloomenergy

Premier and Innovative Product Development DNA



81 Patents Across Our Integrated Technology Ecosystem [1]

1. As of December 2020; key patent families are: Battery Configuration and Energy Management, Powertrain and Vehicle Controls, Charging Interface and Methods, Composite Body and Vehicle Design, and Vehicle Controls

April 8, 2021

43

PROTERRA TECHNOLOGY

PROTERRA

Battery System: Vertically Integrated Development and Manufacturing

Enhances Performance and Lowers Cost

World-Class Cell Supply

3rd Party



Cells

Small Format Cylindrical Cells

- ~2 GWh contract secures cell supply from 2020 to 2022
- In-house cycle testing, safety testing, modeling, and algorithm development
- Plan to co-invest in cell manufacturing capacity

Deep Vertical Integration Approach

Engineered, Validated and Manufactured by Proterra in California



Module

Highly Integrated Thermal and Structural Architecture

- Liquid cooled module beams make-up entirety of internal pack structure
- Capable of impact energy absorption
- Cell fusing & interconnection made via high-speed fiber laser processing



Battery Pack

Flexible Battery Management System

- Functional safety certified (ISO 26262) battery management system developed with strategic partner
- Flexible software and hardware architecture enables up to 1200 V strings
- Patented thermal event mitigation
- Ruggedized enclosure



Energy System

Seamless Software Integration

- Internally-developed software, vehicle control unit, charge controller, and telemetry gateway
- Advanced system enables seamless integration of batteries and powertrains into partner vehicles
- Capable of over-the-air software flash updates

April 8, 2021

44

PROTERRA TECHNOLOGY

PROTERRA

Battery System: Modular and Scalable for Many Commercial Vehicle Segments

Multiple Widths and Heights


H SERIES
S SERIES

Scalable Lengths



Stackable



Configurable Voltage

	Voltage Options
Module	• 17V / 25V / 35V / 50V
Battery Pack	• Up to 1200V • Up to 16 parallel strings

Versatile Design Elements Can Enable Applications Across Commercial Vehicle Market


KWh
113
1,000
Battery System
Vehicle

April 8, 2021

45

PROTERRA TECHNOLOGY

PROTERRA

Battery System: State-of-the-Art Technology

Designed to Excel in Medium and Heavy-Duty Vehicle Applications

Proterra Battery Core Attributes	Real-World Customer Benefit
Intelligent Battery Management System	✓ Hundreds of sensors delivering continuous monitoring and diagnostics
Gravimetric Energy Density	✓ Extended range, higher cargo / occupant capacity, and increased vehicle efficiency
Volumetric Energy Density	✓ Minimizes battery space requirements with packaging designed for safety
Ruggedized, Commercial Grade Enclosure	✓ Ballistic-grade materials designed to withstand the toughest conditions over vehicle lifecycle
Functional Safety Certified	✓ Redundant sensing and processing designed to ensure safe and reliable operation
Resiliency to Cell Defects and Failures	✓ Long life span, intrinsically resistant to cell propagation
Multi-Layered Passive and Active Safety Systems	✓ State-of-the-art testing, certification & compliance programs


PROTERRA
POWERED

April 8, 2021

46

PROTERRA TECHNOLOGY

PROTERRA

Battery System: Continuous Research and Development Excellence

Next Generation Battery Targeting Commercial Vehicle Powertrain Cost Parity by Mid-Decade

Confidential

Next Generation
- Significant Increase in Scale to 5+ GWh
- Pursue Investment in Dedicated Domestic Cell Capacity
- Continued Module Design Enhancement
- Deepening of Vertical Integration of Electrical Components
- 25%+ estimated cost reduction

2022

5th Generation



- 10% increase in Energy Density
- Vertical Integration of Sub-Components
- Greater Scale and Continued Learning Curve
- 20%+ estimated cost reduction

2021

4th Generation



- Higher Energy Density 2170 Cells
- Flexible Module Platform (7 Variants)
- 20%+ estimated cost reduction

2017

3rd Generation



- First to Market with NCM 811 18650 Cells
- New Core Single Module Architecture
- Ramp of Team Testing, and Integration
- 80%+ cost reduction [1]

Battery Program Guiding Principles
- Increase Energy Density
- Lower Costs
- Further Advance Safety Leadership

[1] As compared to the 2nd generation battery

April 8, 2021

47

P R O T E R R A T E C H N O L O G Y Technology Wheel T ra n s m iss io n T orqu e Co n t i nuou s Power Proterra DuoPower eAxle Dual 2 - Speed 22,00 0 N m 37 0 k W Next Generation (In Development) Confidential 4 - Speed 25,40 0 N m 20 0 k W Proterra Pr o Dr i v e 2 - Speed 19,70 0 N m 18 0 k W Proterra is Well - Positioned with a Strong Portfolio of Multi - Speed Drivetrain Solutions Best - in - Class Integrated Drivetrains: Proven, Advanced Performance Purpose - Built to Optimize Torque and Efficiency Industry - Leading Drivetrain Capabilities x Longest range with 5x the efficiency and 2x the acceleration of a diesel bus x Designed to outperform direct - drive systems in all conditions x Dedicated team performs system integration, software & controls, testing & validation x Next generation drivetrain unlocks new commercial vehicles Portfolio Serves Multiple Commercial Vehicle Applications 48 April 8, 2021

PROTERRA TECHNOLOGY

PROTERRA

Energy Solutions: Integrated Charging Applications for Fleets of All Sizes

Universal

Using Industry-Standard Connections

Open Source Communications Protocol

Intelligent

Smart-Charging Capable

V2G Bi-directional Power Flow

Remote

PCS Can Be Up to 500 Feet from Dispenser

Microgrid Ready

Scalable & Adaptable

Wall, Ceiling or Pedestal Installations

Telematics Enabled



	Overnight Charger		Automatic Charger		Fleet Charger	Fleet Battery
Unit Size	75 kW	150 kW	250 kW	500 kW	1.5 MW	1.5 MW
Configuration	Up to 4 vehicles		Up to 2 vehicles		Scalable up to 40 vehicles	1st life or 2nd life
Status				In Production		In Development

Fleet Charger Minimizes Footprint and Lowers Cost to the Customer

April 8, 2021

49

Proterra F i na n c i a l s 50 April 8, 2021 How We Grow P R O T E R R A

P R O T E R R A F I N A N C I A L S 5 1 Proterra Transit Proterra Powered & Energy Setting the Stage for Our 2025 Revenue Target of ~$2.5 Billion April 8, 2021 $ 1 . 8 B $ 0 . 8 B + 1 1 4% • Buses delivered: ~1,000 • Avg. price per vehicle: $700k - $750k 1 • Proterra Powered vehicle sets delivered: 20 - 25k • Proterra Energy: 25 - 30% Transit/Powered end customers purchase charging solutions • Avg. price per vehicle: $50k - $150k for Powered and $30k - $100k+ for Energy 2 1. Blended bus pricing can vary on list price, customization, and product mix 2. Blended Proterra Powered pricing can vary on battery price, battery size, and attach rate of drivetrain and other components; blended charging solutions pricing can vary on product mix as well as additional infrastructure services that may be provided +39% Revenue 2020 - 25 CAGR Assumptions

P R O T E R R A F I N A N C I A L S Proterra Transit Forecasts Assume Higher Penetration and Moderation in Share Electric Penetration: 40 - 45% Battery - Electric Penetration Assumptions in 2025 Total North American Transit Bus Market: 5,500 – 6,000 Units Proterra’s Market Share Assumptions in 2025 North American Electric Transit Bus Sales: 2,200 – 2,700 Units Proterra share: ~40% 52 April 8, 2021

P R O T E R R A F I N A N C I A L S School, Shuttle, & Coach Buses 53 April 8, 2021 Medium - Duty Last - Mile Delivery Trucks/Vans Int'l Buses & Other Potential Vehicle Sets from Existing Partnerships P o t e n t i a l V e h i c l e Sets from New Partnerships 2025 Proterra Powered Unit Forecast 2025 Proterra Powered Vehicle Set Deliveries Proterra Powered Forecasts Are Built Bottom - Up by Partnership 2 0 - 25k 10 - 12k <1 - 2k 1 2 - 14k 5 - 8k 5 - 8k

PROTERRA FINANCIALS

Positive Gross Margin Today Paves the Path for Our 25% Target by 2025

~26% Gross Margin Expansion in Under Three Years[1]…

86% reduction in battery cost / kWh

54% reduction in labor and overhead[2]

48% reduction in freight cost per bus

Proven Ability to Reduce Costs

…with Roadmap to ~25% Gross Margins at Scale


4%
+18%
+24%
(21%)
25%
Gross Margin 2020
Manufacturing Efficiency
Bill of Materials
Price Reduction, Market Expansion
Gross Margin 2025E

Redesign

- Battery pack
- Drive train

Resource / Renegotiate

- Cells
- Vertical integration (non-cell battery components, harnesses)

Design for Manufacturability

- Automation of battery module and pack line
- Modularized design of products

1. Proterra cost reductions since 2017
2. Unit costs

April 8, 2021

54

PROTERRA FINANCIALS

PROTERRA

Revenue and Cost Targets Point to ~$500 Million in EBITDA in 2025

2025 Assumptions :

- **Revenue** of ~$2.5B and **Gross Margin** of ~25%
- **Operating Expenses** decline from ~50% of revenue today to <8%
- **D&A** rises from $15M+ today to ~$40M
- **EBITDA Margins** of ~20%

April 8, 2021

55

P R O T E R R A F I N A N C I A L S 5 6 Macro Uncertainties Add New Dimension of Variability to Our 2021 - 22 Outlook ▪ Acceleration in new Proterra Powered partnerships in 2021 YTD ▪ Early discussions with prospective Proterra Energy standalone customers Supply Chain and Transit Budget Delays in 2021 Likely to Have a Spillover Effect in 2022 ▪ Order cycles of municipal transit agencies have become prolonged ▪ Production restrained by lingering Covid complications, primarily related to global logistics ▪ Moderate increase in growth investment in response to accelerating adoption of commercial electric vehicles: • Capex for cell supply and earlier ramp in battery/bus capacity • R&D in battery, drivetrain, and software development • SG&A to build out Proterra Powered team and infrastructure

PROTERRA FINANCIALS

PROTERRA

Use of Transaction Proceeds Expands Proterra's Moat and Accelerates Growth

Investments in Next-Generation Battery Program Target Powertrain Parity

Strategic Priorities		Projected Use of Proceeds	
Research & Development		$200MM – $300MM	• Continue to optimize battery performance and costs • Further develop drivetrain platform • Fortify software and energy-as-a-service offerings
Capital Investments	Growth Capex	$150MM – $225MM	• Expand battery capacity to 5+ GWh • Broaden vertical integration • Co-locate factories at customers' sites
	Domestic Cell Capacity Investment	$100MM – $120MM	• Guarantee cell supply • Lower cell prices • Access to next-generation cell technology

April 8, 2021

57

Transaction Positions Us to Fully Fund Growth Targets P R O T E R R A F I N A N C I A L S Positive EBITDA Estimated during 2023 and Positive Free Cash Flow in 2024 2021 - 2024 Assumptions : ▪ Cash Balance of $800M+ pro forma for the closing of the ArcLight transaction ▪ Capital Expenditure program from 2021 to 2024 of <$250M ▪ E BI T D A Lo s s e s o f < $ 200M b e f o r e t u rn i n g p o s i t i ve i n 2 0 2 3 ▪ W or k in g C a pi t a l U s a g e o f ~ $ 2 25M b e t w e e n 2 0 2 1 a n d 2 0 2 4 58 April 8, 2021

PROTERRA FINANCIALS

PROTERRA

Paving the Path Forward on the Road to Commercial Vehicle Electrification

ACT I: 2014-2019	ACT II: 2020-2024	ACT III: 2025+
 ELECTRIC		
• **Transit bus**: electric commercial vehicle trailblazer • **Proterra pioneers its purpose-built technology**	• **Short-haul**: expanding electrification's use cases • **Proterra broadens into other commercial vehicle segments**	• Long-haul: enabled by improving technology/costs and expansion in charging infrastructure • **Proterra's next-gen battery is designed to meet the rigorous requirements of this segment**

April 8, 2021

59

Clean, Quiet Transportation for All 60 April 8, 2021

T r a n s a ct i o n Summary P R O T E R R A 61 April 8, 2021

INTRODUCTION

PROTERRA

Proterra and ArcLight Combination to Create Publicly Listed, Commercial Electric Vehicle Technology Leader

Proterra Team



Jack Allen
Chairman and Chief Executive Officer
NAVISTAR valspar



Amy Ard
Chief Financial Officer
AMG PCC pwc



Dustin Grace
Chief Technology Officer
TESLA HONDA



Aaron Chew
VP, Investor Relations
TESLA SolarCity

ArcLight Clean Transition Team



Jake Erhard
President, Chief Executive Officer and Director
ARCLIGHT Schroders



Marco Gatti
Chief Financial Officer
ARCLIGHT WARBURG PINCUS

Transaction Overview

- Proterra to combine with ArcLight Clean Transition Corp. ("ArcLight"), a publicly listed special purpose acquisition company with ~$278MM cash currently held in trust and a focus on leading companies enabling the transition to a sustainable future
- Jake Erhard from ArcLight to join Proterra Board, adding substantial experience in transportation logistics, power and fueling infrastructure, and a focus on accelerating Proterra Energy business unit
- Transaction reflects a $1.6Bn enterprise value for Proterra
  - Proterra to receive ~$648MM cash at closing based on the $415MM committed PIPE and current cash in trust levels
  - Proceeds will be used to continue to fund R&D and capex investments in next-generation battery program to unlock commercial vehicle powertrain parity
  - Existing Proterra shareholders to roll 100% of their stakes, expected to own ~69% of the pro forma company at closing
- Pro forma company well-positioned and well-capitalized
  - $2.4Bn pro forma equity value [1]
  - $1.6Bn pro forma enterprise value
    - 3.7x 2022E revenue of $439MM
    - 0.6x 2025E revenue of $2,566MM
- Strong balance sheet with ~$828MM of cash at close [2]

1. Amounts presented on this slide assume (1) there are no redemptions from the trust account, (2) the holders of Proterra's 2020 Convertible Notes receive 30.3MM shares for the conversion in full of $200MM principal amount of their notes (interest calculations and conversion of same not included) and (3) $24MM of other liabilities. If not voluntarily converted at the time of the Closing of the business combination, the 2020 Convertible Notes will convert if Proterra's common stock price exceeds ~$9.89 per share for 20 consecutive trading days after at least six months following the closing of the business combination. Amounts also exclude (1) outstanding out-of-the-money equity awards and outstanding unvested equity awards rolling over in the transaction and (2) the impact of any equity awards issued at or after the closing of the business combination
2. Assumes Proterra receives $648MM of cash at closing

April 8, 2021

62

ARCLIGHT TRANSACTION OVERVIEW

PROTERRA

ArcLight Clean Transition Corp. Overview

Positioned to Help Proterra Accelerate Commercial Vehicle Electrification

Top-Tier Leadership



Daniel Revers
Chairman and Founder, ArcLight Capital Partners



Arno Harris
Director



Audrey Lee
Director



Steven Berkenfeld
Director



Brian Goncher
Director

ArcLight Clean Transition Corp. Overview

- ArcLight Clean Transition Corp. is a SPAC listed on the Nasdaq Capital Market that priced its IPO on September 22, 2020
- ArcLight management team and board of directors bring significant experience in:
  - ✓ Transportation logistics
  - ✓ Renewable infrastructure
  - ✓ Power networks
  - ✓ Batteries
  - ✓ Electric vehicles
- Sponsored by an affiliate of ArcLight Capital Partners, a leading private equity firm focused on power and energy infrastructure, and partnered with CAMS, a leading provider of operational and asset management services for infrastructure assets

ArcLight's Due Diligence on Proterra

- ArcLight Clean Transition Corp. due diligence on Proterra includes:
  - ✓ In-depth strategy reviews of the company's strategy across each business unit
  - ✓ Discussions with key customers
  - ✓ Multiple site visits to the Burlingame and Los Angeles factories
  - ✓ Independent review of Proterra's battery technology by The Battery Lab

April 8, 2021

63

ARCLIGHT TRANSACTION OVERVIEW

PROTERRA

Detailed Transaction Overview

Key Transaction Terms

- Proterra and ArcLight entered into a business combination agreement on January 11, 2021
- ArcLight currently has $278MM in cash held in trust account
- $1.6Bn pro forma enterprise value with strong balance sheet
  - 3.7x 2022E Revenue of $439MM
- Earn-out of 2% of total shares outstanding at close issued to existing Proterra shareholders at illustrative pro forma share prices of $15.00 and an additional 2.5% at $20.00, $25.00 and $30.00 (or upon a change of control transaction at that valuation)
- 10% of ArcLight founder shares withheld at close subject to earn-out at $15.00 per share

Pro Forma Ownership @ $10.00 / Share

	Shares (MM)	%	$MM
ArcLight Public Shareholders	27.8	11.5%	$278
ArcLight Founder Shares	6.3	2.6%	63
PIPE Investor Shares	41.5	17.3%	415
Existing Proterra Shareholders	164.9	68.6%	1,649
Total	**240.4**	**100.0%**	**$2,404**

Illustrative Pro Forma Valuation

Share Price at Closing	**$10.00**
Pro Forma Shares Outstanding (MM)	240.4
Equity Value	**$2,404**
Debt & Other Liabilities (Q4'20A)	41
Existing Cash (Q4'20A)	(180)
Plus: Cash to Balance Sheet	(648)
Enterprise Value	**$1,617**
2022E Revenue	439
EV / 2022E Revenue	3.7x

Illustrative Sources and Uses

Sources	$MM
ArcLight Cash in Trust	$278
Committed PIPE	415
Stock Consideration to Existing Shareholders	1,649
ArcLight Founder Shares	63
Total Sources	**$2,404**

Uses	$MM
Cash to Balance Sheet	$648
Stock Consideration to Existing Shareholders	1,649
Illustrative Fees & Expenses	45
ArcLight Founder Shares	63
Total Uses	**$2,404**

1. Amounts presented on this slide assume (1) there are no redemptions from the trust account, (2) the holders of Proterra's 2020 Convertible Notes receive 30.3MM shares for the conversion in full of $200MM principal amount of their notes (interest calculations and conversion of same not included) and (3) $24MM of other liabilities. If not voluntarily converted at the time of the Closing of the business combination, the 2020 Convertible Notes will convert if Proterra's common stock price exceeds ~$9.89 per share for 20 consecutive trading days after at least six months following the closing of the business combination. Amounts also exclude (1) outstanding out-of-the-money equity awards and outstanding unvested equity awards rolling over in the transaction and (2) the impact of any equity awards issued at or after the closing of the business combination

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64

I n de x 65 April 8, 2021 P R O T E R R A

I N D E X Index of Source Page 11 2. Based on $225Bn Global Commercial Vehicle Market and $37Bn Global Commercial Vehicle Charging Investment (see page 16 notes) 3. Source: BloombergNEF “Battery Pack Prices Fall As Market Ramps Up With Market Average At $156/kWh In 2019” (December 2019); The percentage decline discussed in this footnote is expressed in real dollars 4. Source: Goldman Sachs “Outlook for Alternative Powertrain Technologies in Global Truck Markets” (October 2020) 5. Source: California Air Resources Board “15 states and the District of Columbia join forces to accelerate bus and truck electrification” (July 2020 Press Release) Page 12 1. Source: Goldman Sachs “Outlook for Alternative Powertrain Technologies in Global Truck Markets” (October 2020) 2. Source: BloombergNEF “Battery Pack Prices Fall As Market Ramps Up With Market Average At $156/kWh In 2019” (December 2019); The percentage decline discussed in this footnote is expressed in real dollars 3. Source: California Air Resources Board “15 states and the District of Columbia join forces to accelerate bus and truck electrification” (July 2020 Press Release) Page 16 1. Total Addressable Market is based on management estimates of the assumed price of an electric powertrain, and the number of vehicles per the following sources: LMC, “Global Commercial Vehicle Forecast World Query – MHCV”, Q3 2020; Freedonia, “Global Buses Industry Study 6th Edition”, June 2019; Frost & Sullivan, “Global Electric Bus Market Opportunity Analysis, 2017 – 2025”, December 2018; Frost & Sullivan, “Global Earth Moving, Construction and Mining Equipment Market, Forecast to 2026”, December 2017. Bloomberg NEF, “Charging Infrastructure Forecast Model (CIFM)”, August 27, 2020. Estimates in 2023 are based on battery and drivetrain for all segments except North American transit, which includes assumed vehicle price 2. Source: BloombergNEF “Electric Vehicle Outlook 2020” Charging Infrastructure Forecast Model (August 2020) Page 21 3. Source: Propane Education & Resource Council’s Chief Business Development Officer Tucker Perkins quoted in LPGas Magazine “Industry Partners in place for propane to penetrate step - van market” (October 2014) 4. Source: American School Bus Council (December 2020) 66 April 8, 2021 P a ge 26 P a ge 32 P a ge 39 1. Source: Transit (U.S. Department of Energy’s Energy Efficiency & Renewable Energy: Alternative Fuels Data Center), school bus (U.S. Department of Energy’s Energy Efficiency & Renewable Energy: Alternative Fuels Data Center and the Environmental Defense Fund), coach bus (United Motor Coach Association), European bus (NEA Transport Research and Training), European medium - duty trucks (Roland Berger’s “Trends in the Truck & Trailer Market (August 2018)), Straight Class 8 trucks (U.S. Department of Energy’s Energy Efficiency & Renewable Energy: Alternative Fuels Data Center, U.S. Census Bureau, and Arizona State University’s “Compressed Natural Gas as a Fuel for Concrete Mixer Trucks: The Business Case”), cutaway chassis (U.S. Department of Energy’s Energy Efficiency & Renewable Energy: Alternative Fuels Data Center), and North American medium - duty trucks (U.S. Department of Energy’s Energy Efficiency & Renewable Energy: Alternative Fuels Data Center and NREL’s "Thirty - Six Month Evaluation of UPS Diesel Hybrid - Electric Delivery Vans”). 1. Source: BloombergNEF “Electric Vehicle Outlook 2020” Charging Infrastructure Forecast Model (August 2020) 2. Source: FleetOwner “FleetOwner 500 Top Private Fleets” (April 15, 2019) 3. Source: US. Department of Transportation Federal Highway Administration, Office of Freight Management and Operations "Jason’s Law Truck Parking Survey Results and Comparative Analysis“ (April 2015) 4. Source: Wonder “US Warehouses and Distribution Hubs” (March 14, 2020) 1. Source: Frost & Sullivan “Global Electric Bus Market Opportunity Analysis, 2017 - 2025” (December 2018) 2. Source: California Air Resources Board “California transitioning to all - electric public bus fleet by 2040” (December 14, 2018), the City of Chicago Resolution R2019 - 157, King County, "Metro is transitioning to a zero - emissions bus fleet” (August 2019), Miami - Dade County Board of County Commissioners Resolution R - 1034 - 18, Minnesota Metropolitan Council Transportation Committee “Bus Fleet Strategy” (December 10, 2018). Coalition for Clean Transportation, MTA 2020 - 2024 MTA Capital Program (September 2019), Toronto Transit Commission “TTC Green Initiatives” (December 2020), and Yale Environment 360, Yale School of the Environment (December 14, 2018) 3. Source: NFI Group Company Materials (3Q 2020); represents NFI Group’s North America transit bus active bid universe 4. Source: Total North American Bus Fleet size reached through the addition of the United States total bus fleet size of 66,116 (American Public Transportation Association “2019 Public Transportation Fact Book,” (2019)) to the Canadian total bus fleet size of 18,604 (Motor Carrier Passenger Council of Canada, “Labor Market Report 2019: Business and Financial” (2019) Page 40 1. Source: Federal Transit Administration's 2019 Annual Database Revenue Vehicle Inventory; share of electric b us es ≥3 5 - ft

April 8, 2021